UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 20, 2011

                             CASTMOR RESOURCES LTD.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                          Commission file # 000-53310
                            (Commission File Number)

                                   98-0471928
                       (IRS Employer Identification No.)

                         427 Princess Street, Suite 406
                              Kingston, ON   K7L 5S9
             (Address of principal executive offices and Zip Code)

                                 (613) 617-5107
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On July 20, 2011, Alfonso Quijada resigned as the Chief Executive Officer, President, Secretary, Treasurer and director of the Registrant. Mr. Quijada advised the Registrant that he was resigning from his position as an officer and director of the Registrant for personal reasons and not because of any disagreement with the Registrant. The Board of Directors accepted Mr. Quijada's resignation from each of the aforementioned positions effective as of July 20, 2011.

Also on July 20, 2011, John Allen was appointed as the Chief Executive Officer, President, Secretary, Treasurer and director of the Registrant. Mr. Allen was a Managing Director of Hedge Fund Research, LLC, in Chicago, Illinois from 1999 through to 2002. Since then, he has provided business consulting services to privately held, early stage companies, specializing in strategy development and execution, business planning, and information technology.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CASTMOR RESOURCES LTD.


                                        /s/ John Allen
                                        John Allen
                                        President
                                        Date: July 20, 2011